UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2020

Black Hills Corporation
(Exact name of registrant as specified in its charter)

South Dakota
(State or other jurisdiction of incorporation)

001-31303
(Commission File Number)

46-0458824
(IRS Employer Identification No.)

7001 Mount Rushmore Road
Rapid City, South Dakota 57702
(Address of principal executive offices)

(605) 721-1700
(Registrants telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of $1.00 par value	BKH	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on April 28, 2020, at which three proposals were submitted. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 13, 2020. A quorum of shares was present for the Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

1.
Shareholders elected one director to serve for a one-year term to expire at the Annual Meeting of Shareholders in 2021, one director to serve for a two-year term to expire at the Annual Meeting of Shareholders in 2022, and three directors to serve for a three-year term to expire at the Annual Meeting of Shareholders in 2023, and until their successors shall be duly elected and qualified. The name of each director elected, and the votes cast for each such individual, are set forth below:

Nominee	For	Withheld	Broker Non-Votes
Tony A. Jensen	50,806,483	377,916	4,721,270
Kathleen S. McAllister	50,807,678	376,720	4,721,270
Rebecca B. Roberts	50,013,923	1,170,476	4,721,270
Teresa A. Taylor	50,654,284	530,114	4,721,270
John B. Vering	50,043,347	1,141,052	4,721,270

2.
Shareholders approved a proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year 2020. The votes regarding Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
55,120,033	674,295	111,340	-0-

3.
Shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The votes regarding Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
49,585,895	1,297,212	301,291	4,721,270

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Brian G. Iverson
Brian G. Iverson
Senior Vice President
Date: April 30, 2020